February 17, 2006

VIA DIRECT TRANSMISSION

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:     Pacific Gas and Electric Company (File No. 1-2348)
Annual Report on Form 10-K

Ladies and Gentlemen:

Pursuant to Section 13 of the Securities Exchange Act of 1934 and Item 101 of Regulation S-T, we transmit to you for filing an electronic submission of Pacific Gas and Electric Company’s Annual Report on Form 10-K with Exhibits for the year ended December 31, 2005.

In response to Form 10-K General Instructions Rule D (3), we advise the Commission that, since January 1, 2005, Pacific Gas and Electric Company adopted new accounting standards related to asset retirement obligations and accounting requirements related to the tax deduction provided by the American Jobs Creation Act of 2004. In addition, Pacific Gas and Electric Company has changed the presentation of its Nuclear Decommissioning Trust investment in its Consolidated Statements of Cash Flows for the year ended December 31, 2005, to present investing cash outflows separately from investing cash inflows, rather than presenting these items as a single line (net) within the investing section of the Statements of Cash Flows. The presentation of prior year balances was changed in order to be consistent with the 2005 presentation. Other than as noted, Pacific Gas and Electric Company has not adopted any change from the preceding year in any accounting principles or practices or in the method of applying any such principles or practices.

If you have any questions regarding this report, we would appreciate your calling the undersigned collect at (415) 817-8204.

Sincerely,

KATHLEEN HAYES

Kathleen Hayes

cc:	Deloitte & Touche LLP (10 conf. 10-K & 1 conf. Exhibit)